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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                           -------------------------



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2000



                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                          UNIVERSAL COMPRESSION, INC.
                 ----------------------------------------------
          (Exact names of registrants as specified in their charters)


         Delaware                      001-15483                  13-3989167
          Texas                        333-48279                  74-1282680
   -------------------            -------------------           --------------
     (States or other               (Commission File             (IRS Employer
     jurisdictions of                  Numbers)                  Identification
      incorporation)                                                 Nos.)

          4440 Brittmoore Road, Houston, Texas                       77041
   --------------------------------------------------           ---------------
        (Address of principal executive offices)                   (Zip Code)

                                    (713) 335-7000
                                 --------------------
                  (Registrants' telephone number, including area code)
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Item 5.           Other Events

         Universal Compression Holdings, Inc. (the "Company") issued a press release on June 8, 2000 announcing the issuance of an additional 275,000 shares of its common stock, par value $.01 per share, at $22.00 per share to cover over-allotments relating to its initial public offering.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                  Exhibit No.             Description

                  99.1         ---        Press Release, dated June 8, 2000

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               UNIVERSAL COMPRESSION HOLDINGS, INC.
                               UNIVERSAL COMPRESSION, INC.
                               (Registrants)



Date:   June 8, 2000           By:      /s/ RICHARD W. FITZGERALD
                                  ---------------------------------------------
                               Richard W. FitzGerald
                               Senior Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.                Description
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
99.1       ---             Press Release, dated June 8, 2000